Exhibit 99.5

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The unaudited pro forma combined financial information for the periods indicated below show the effect of the acquisition of the operating assets of Wylie Bice Trucking, LLC (“Bice”) by Quality Carriers, Inc. (a wholly-owned subsidiary of Quality Distribution, Inc. (“Quality”)), and the acquisition of the operating assets and rights of RM Resources, LLC (“RM”) by QC Environmental Services, Inc. (a wholly-owned subsidiary of Quality). Bice was completed June 1, 2012 and RM was completed June 11, 2012. The combined purchase price, excluding transaction fees and costs, was $52.2 million in cash, $21.3 million of unsecured subordinated promissory notes issued in favor of the owners of Bice and RM, and $7.9 million of Quality Common Stock issued to the owners of Bice and RM. The $52.2 million in cash included additional consideration of $3.2 million for equipment purchased after the definitive asset purchase agreement was signed on May 7, 2012. The unaudited pro forma combined balance sheet presents the financial position of Quality at March 31, 2012, giving effect to the acquisitions of Bice and RM as if they had occurred on such date. The unaudited pro forma combined statements of operations for the three months ended March 31, 2012, and for the year ended December 31, 2011, give effect to the acquisitions of Bice and RM as if they had occurred on January 1, 2011.

The unaudited pro forma combined balance sheet as of March 31, 2012, has been prepared by combining the historical consolidated balance sheet of Quality as of March 31, 2012, with the historical statements of financial position of Bice and RM as of March 31, 2012. The unaudited pro forma combined statement of operations for the year ended December 31, 2011, has been prepared by combining Quality’s historical consolidated statement of operations for the year ended December 31, 2011, with Bice and RM’s statements of operations for its fiscal year ended December 31, 2011. The unaudited pro forma combined statements of operations for the three months ended March 31, 2012, has been prepared by combining Quality’s historical consolidated statement of operations for the three months ended March 31, 2012, with Bice and RM’s historical statements of operations for the three months ended March 31, 2012. Appropriate pro forma adjustments have been applied to the historical accounts.

The unaudited pro forma combined financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the acquisition been completed as of the dates indicated and is not necessarily indicative of our future financial position or results of operations.

The acquisitions of Bice and RM have been accounted for under the purchase method of accounting in which assets acquired are recorded at their estimated fair values. Goodwill is generated to the extent that the consideration exceeds the fair value of assets acquired. Quality is in the process of determining the purchase price allocation, which will allocate the excess of purchase price over the fair value of the acquired assets to goodwill. Quality has performed a preliminary allocation of the purchase price. Estimates of useful lives and estimated fair values of tangible and amortizable intangible assets will be finalized after Quality reviews all available data including, but not limited to, appraisals and internal assessments. As a result, the final allocation of the excess purchase price over the fair value of the assets acquired could differ from what is presented herein.

The following unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements of Quality, including related notes thereto, which are included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

Exhibit 99.5

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(In 000’s, Except Per Share Amounts)

	Historical Quality Distribution, Inc.	Historical Wylie Bice Trucking, LLC	Historical RM Resources, LLC	Eliminations (1)	Historical Wylie Bice Trucking, LLC and RM Resources, LLC Combined	Pro Forma Adjustments		Unaudited Pro Forma Combined

OPERATING REVENUES:
Transportation	$517,780	$88,056	$—		$88,056			$605,836
Service revenue	110,588	14,382	8,004	(4,794)	17,592			128,180
Fuel surcharge	117,583	—	—	—	—			117,583

Total operating revenues	745,951	102,438	8,004	(4,794)	105,648			851,599

OPERATING EXPENSES:
Purchased transportation	522,866	73,234	—		73,234			596,100
Compensation	61,098	7,581	—		7,581	(264	) (2)	68,415
Fuel, supplies and maintenance	51,102	11,757	1,675	(4,794)	8,638			59,740
Depreciation and amortization	14,413	1,213	318		1,531	2,567	(3) (4)	18,511
Selling and administrative	21,647	1,796	1,710		3,506			25,153
Insurance costs	14,042	203	45		248			14,290
Taxes and licenses	2,211	80	—		80			2,291
Communication and utilities	2,732	102	145		247			2,979
Loss (gain) on disposal of PP&E	(1,318)	—	—		—			(1,318)
Restructuring (credit) costs	(521)	—	—		—			(521)

Total operating expenses	688,272	95,966	3,893	(4,794)	95,065	2,303		785,640

Operating income	57,679	6,472	4,111		10,583	(2,303)		65,959

Interest expense	29,497	1,304	16		1,320	2,234	(5)	33,051
Interest income	(585)	(5)	—		(5)			(590)
Write-off of debt issuance costs	3,181	—	—		—			3,181
Other expense	214	4	—		4			218

Income before income taxes	25,372	5,169	4,095	—	9,264	(4,537)		30,099
Provision for income taxes	1,941	—	—		—	(347	) (6)	1,594

NET INCOME	$23,431	$5,169	$4,095	—	$9,264	$(4,190)		$28,505

PER SHARE DATA:
Net income per common share
Basic	$1.01							$1.19
Diluted	$0.96							$1.13

Weighted average number of shares
Basic	23,088					785	(7)	23,873
Diluted	24,352					785	(7)	25,137

The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE

YEAR ENDED DECEMBER 31, 2011

(In 000’s)

(1)	Reflects the elimination of RM revenue and the related Bice operating expenses for services provided by RM to Bice.

(2)	Reflects the decrease in compensation expense to the former owners of Bice and RM of $464, and an increase of $200 based upon a contractual consulting arrangement entered into in connection with the acquisitions.

(3)	Reflects an increase in depreciation expense of $918 due to the estimated increase in the fair value of Bice and RM’s depreciable property and equipment over their historical cost basis. See Note 3 to the Unaudited Pro Forma Combined Balance Sheet as of March 31, 2012.

(4)	Reflects an increase to amortization expense of $1,649 related to the amortization of the estimated fair value of the identifiable intangible assets of Bice and RM resulting from the initial purchase price allocation. These intangible assets are being amortized over their estimated remaining useful lives. See Note 5 to the Unaudited Pro Forma Combined Balance Sheet as of March 31, 2012.

(5)	Reflects an increase in interest expense of $2,234 comprised of: (a) $1,169 related to borrowings of $52,176 under Quality’s asset-based credit facility (the “ABL Facility”), at its current borrowing rate of 2.2%; and (b) $1,065 related to the issuance of $21,300 in unsecured subordinated promissory notes issued to the Bice and RM owners as part of the consideration for the acquisitions at a fixed interest rate of 5.0%. If interest rates were to increase or decrease by 1/8%, pro forma net income for the year ended December 31, 2011 would be $28.411 and $28.589, respectively.

(6)	Reflects the adjustment to the provision for income taxes by applying Quality’s effective tax rate of 7.7% to the pro forma adjustments identified in Notes 1 through 5 above. The use of the effective tax rate was due to Quality’s net operating loss carryforwards. Bice and RM were structured as Limited Liability Companies and therefore, were treated as pass-through entities for U.S federal income tax purposes.

(7)	Reflects the issuance of $7,920 priced at the value of Quality’s Common stock on the closing dates, or 785 shares, issued to the Bice and RM owners as part of the consideration for the acquisitions. The number of shares issued was determined by the average trading price of Quality’s common stock for the thirty consecutive trading days ending on the last trading day preceding the closing dates.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012

(In 000’s, Except Per Share Amounts)

	Historical Quality Distribution, Inc.	Historical Wylie Bice Trucking, LLC	Historical RM Resources, LLC	Eliminations (1)	Wylie Bice Trucking, LLC and RM Resources, LLC Combined	Pro Forma Adjustments		Unaudited Pro Forma Combined

OPERATING REVENUES:
Transportation	$133,206	$26,999	$—		$26,999			$160,205
Service revenue	27,985	4,313	1,381	(1,178)	4,516			32,501
Fuel surcharge	30,724	—	—	—	—			30,724

Total operating revenues	191,915	31,312	1,381	(1,178)	31,515			223,430

OPERATING EXPENSES:
Purchased transportation	131,877	21,302	—		21,302			153,179
Compensation	16,631	2,655	—		2,655	(66	) (2)	19,220
Fuel, supplies and maintenance	14,466	3,372	378	(1,178)	2,572			17,038
Depreciation and amortization	3,791	461	76		537	642	(3) (4)	4,970
Selling and administrative	6,510	123	325		448			6,958
Insurance costs	3,219	207	18		225			3,444
Taxes and licenses	748	39	—		39			787
Communication and utilities	837	49	35		84			921
Loss (gain) on disposal of PP&E	(2)	—	—		—			(2)

Total operating expenses	178,077	28,208	832	(1,178)	27,862	576		206,515

Operating income	13,838	3,104	549		3,653	(576)		16,915

Interest expense	7,189	415	5		420	558	(5)	8,167
Interest income	(179)	(1)	—		(1)			(180)

Other income	(236)	(3)	(1)		(4)			(240)

Income before income taxes	7,064	2,693	545	—	3,238	(1,134)		9,168
Provision for income taxes	364	—	—		—	(58	) (6)	306

NET INCOME	$6,700	$2,693	$545	—	$3,238	$(1,076)		$8,862

PER SHARE DATA:
Net income per common share
Basic	$0.27							$0.35
Diluted	$0.26							$0.34

Weighted average number of shares
Basic	24,546					785	(7)	25,331
Diluted	25,413					785	(7)	26,198

The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED

STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2012

(In 000’s)

(1)	Reflects the elimination of RM revenue and the related Bice operating expenses for services provided by RM to Bice.

(2)	Reflects the decrease in compensation expense to the former owners of Bice and RM of $116, and an increase of $50 based upon a contractual consulting arrangement entered into in connection with the acquisitions.

(3)	Reflects an increase in depreciation expense of $230 due to the estimated increase in the fair value of Bice and RM’s depreciable property and equipment over their historical cost basis. See Note 3 to the Unaudited Pro Forma Combined Balance Sheet as of March 31, 2012.

(4)	Reflects an increase to amortization expense of $412 related to the amortization of the estimated fair value of the identifiable intangible assets of Bice and RM resulting from the initial purchase price allocation. These intangible assets are being amortized over their estimated remaining useful lives. See Note 5 to the Unaudited Pro Forma Combined Balance Sheet as of March 31, 2012.

(5)	Reflects an increase in interest expense of $558 comprised of: (a) $292 related to borrowings of $13,044 under Quality’s ABL Facility, at its current borrowing rate of 2.2%; and (b) $266 related to the issuance of $21,300 in unsecured subordinated promissory notes issued to the Bice and RM owners as part of the consideration for the acquisitions at a fixed interest rate of 5.0%. If interest rates were to increase or decrease by 1/8%, pro forma net income for the three months ended March 31, 2012 would be $8,841 and $8,881, respectively.

(6)	Reflects the adjustment to the provision for income taxes by applying Quality’s effective tax rate of 5.2% to the pro forma adjustments identified in Notes 1 through 5 above. The use of the effective tax rate was due to Quality’s net operating loss carryforwards. Bice and RM were structured as Limited Liability Companies and therefore, were treated as pass-through entities for U.S federal income tax purposes.

(7)	Reflects the issuance of $7,920 priced at the value of Quality’s Common stock on the closing dates, or 785 shares, issued to the Bice and RM owners as part of the consideration for the acquisitions. The number of shares issued was determined by the average trading price of Quality’s common stock for the thirty consecutive trading days ending on the last trading day preceding the closing dates.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF MARCH 31, 2012

(In 000's)

	Historical Quality Distribution, Inc.	Historical Wylie Bice Trucking, LLC	Historical RM Resources, LLC	Eliminations (1)	Historical Wylie Bice Trucking, LLC and RM Resources, LLC Combined	Pro Forma Adjustments		Unaudited Pro Forma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$3,867	$1,149	$2,220		$3,369	$(3,369	)(2)	$3,867
Accounts receivable, net	103,427	23,352	1,787	(729)	24,410	(24,410	)(2)	103,427
Prepaid expenses	12,606	426	—		426	(426	)(2)	12,606
Deferred tax asset	4,074	—	—		—	—		4,074
Other	6,467	—	47		47	(47	)(2)	6,467

Total current assets	130,441	24,927	4,054	(729)	28,252	(28,252)		130,441
Property and equipment, net	134,623	11,943	4,376		16,319	9,488	(3)	160,430
Goodwill	31,410	—	—		—	49,524	(4)	80,934
Intangibles, net	18,018	—	—		—	13,420	(5)	31,438
Other assets	16,305	190	121		311	(311	)(2)	16,305

Total assets	$330,797	$37,060	$8,551	$(729)	$44,882	43,869		$419,548

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Current maturities of indebtedness	$3,248	$9,978	$—		$9,978	$(9,978	)(2)	$3,248
Current maturities of capital lease obligations	6,425	1,439	—		1,439	(1,439	)(2)	6,425
Accounts payable	10,548	5,390	719	(729)	5,380	(5,380	)(2)	10,548
Independent affiliates and independent owner-operators payable	12,423	9,538	—		9,538	(9,538	)(2)	12,423
Accrued expenses	30,454	387	—		387	8,913	(2)(6)	39,754
Environmental liabilities	3,911	—	—		—	—		3,911
Accrued loss and damage claims	8,949	—	—		—	—		8,949

Total current liabilities	75,958	26,732	719	(729)	26,722	(17,422)		85,258
Long-term indebtedness, less current maturities	273,531	3,333	—		3,333	70,143	(2)(7)	347,007
Capital lease obligations, less current maturities	2,861	4,107	—		4,107	(4,107	)(2)	2,861
Environmental liabilities	5,765	—	—		—	—		5,765
Accrued loss and damage claims	9,745	—	—		—	—		9,745
Other non-current liabilities	30,521	—	555		555	—		31,076

Total liabilities	398,381	34,172	1,274	(729)	34,717	48,614		481,712

SHARHOLDERS’ EQUITY (DEFICIT)
Common stock	426,799	—	—		—	7,920	(8)	434,719
Treasury stock	(1,944)	—	—		—	—		(1,944)
Accumulated equity (deficit)	(271,843)	2,888	7,277		10,165	(12,665	)(9)	(274,343)
Stock recapitalization	(189,589)	—	—		—	—		(189,589)
Accumulated other comprehensive loss	(31,032)	—	—		—	—		(31,032)
Stock purchase warrants	25	—	—		—	—		25

Total shareholders’ equity (deficit)	(67,584)	2,888	7,277	—	10,165	(4,745)		(62,164)

Total liabilities and shareholders' equity (deficit)	$330,797	$37,060	$8,551	$(729)	$44,882	$43,869		$419,548

The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2012

(In 000’s)

(1)	Reflects the elimination of RM’s accounts receivable and the related Bice accounts payable, for services provided by RM to Bice.

(2)	Reflects the adjustment for non-purchased assets and liabilities consisting of the following:

Cash	$(3,369)
Accounts receivable, net	(24,410)
Prepaid expenses	(426)
Other short-term assets	(47)
Other long-term assets	(311)

Current maturities of indebtedness	9,978
Current maturities of capital lease obligations	1,439
Accounts payable	5,380
Independent owner-operators payable	9,538
Accrued expenses	387
Long-term indebtedness, less current maturities	3,333
Capital lease obligations, less current maturities	4,107

(3)	Reflects the initial allocation of the purchase price to increase the book value of Bice and RM’s property and equipment at March 31, 2012 to fair value pursuant to the preliminary results of an appraisal. The adjustments applied were as follows:

Transportation equipment (remaining useful lives 3-15 years)	$5,265
Disposal well assets (remaining useful lives 12-15 years)	4,223

$9,488

(4)	Reflects the excess of the purchase price of Bice and RM over the fair value of its assets and identifiable intangible assets.

(5)	Reflects the initial allocation of the purchase price to identified intangible assets. The intangible assets and their initial allocated values are as follows:

Non-compete agreements (estimated useful life 6 years)	$400
Customer relationships (estimated useful life 10 years)	12,320
Trade name (estimated useful life 2 years)	700

$13,420

(6)	Reflects the fair value of the estimated additional consideration to be paid to the Bice and RM owners of $6,800 and the estimated transaction costs which are non-recurring and directly associated with the Bice and RM asset acquisitions of $2,500.

(7)	Reflects $52,176 in borrowings under the ABL and the issuance of $21,300 in unsecured subordinated promissory notes to the Bice and RM shareholders, to partially fund the consideration for the assets acquired.

(8)	Reflects the issuance of $7,920 in Quality’s common stock used to partially fund the consideration for the assets acquired.

(9)	Reflects the estimated transaction costs which are non-recurring and directly associated with the Bice and RM asset acquisitions of $2,500, and the elimination of Bice and RM combined accumulated equity of $10,165.